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                                                                    EXHIBIT 10.9

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                         BILL GROSS' IDEALAB!

                       INVESTOR RIGHTS AGREEMENT

                           JANUARY 28, 2000

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                                TABLE OF CONTENTS
                                                                           PAGE

1.  Certain Definitions........................................................1
2.  Restrictions on Transferability............................................3
3.  Restrictive Legend.........................................................3
4.  Notice of Proposed Transfers...............................................4
5.  Registration...............................................................4
    5.2      Company Registration..............................................4
    5.3      Registration on Form S-3..........................................5
    5.4      Subsequent Registration Rights....................................7
    5.5      Expenses of Registration..........................................7
    5.6      Registration Procedures...........................................7
    5.7      Indemnification...................................................7
    5.8      Information by Holder.............................................9
    5.9      Rule 144 Reporting................................................9
    5.10     Termination of Registration Rights...............................10
6.  Lock-Up Agreement.........................................................10
7.  Transfer of Rights........................................................10
8.  Amendment.................................................................11
9.  Governing Law.............................................................11
10. Entire Agreement..........................................................11
11. Notices, etc..............................................................11
12. Counterparts..............................................................12


EXHIBITS

     A    Schedule of Purchasers


                                      -i-
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                              BILL GROSS' IDEALAB!

                            INVESTOR RIGHTS AGREEMENT

     This Investor Rights Agreement (this "AGREEMENT") is made effective as of Januray 28, 2000, by and among Bill Gross' idealab!, a California corporation (the "COMPANY"), and purchasers of the Company's Series D Preferred Stock listed on EXHIBIT A hereto (the "PURCHASERS").

                                    RECITALS

     A. The Company and the Purchasers are parties to the Series D Preferred Stock Purchase Agreement dated as of Januray 28, 2000 (the "PURCHASE AGREEMENT"), whereby the Company will sell, and the Purchasers will buy, Series D Preferred Stock of the Company.

     B. The obligations of the Company and the Purchasers under the Purchase Agreement are conditioned, among other things, upon the execution and delivery of this Agreement by the Company and the Purchasers.

     C. The Company desires to grant to the Purchasers, and the Purchasers desire to be granted, the rights created herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein, the receipt and sufficiency are hereby acknowledged, the parties hereto agree as follows:

     1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

          "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "CONVERSION STOCK" means the Company's Common Stock issued or issuable pursuant to conversion of the Company's Series D Preferred Stock.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "HOLDER" means (i) any Purchaser holding Registrable Securities and
(ii) any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 7 hereof.

          "INITIATING HOLDERS" means any Holder or Holders who, in the aggregate, hold not less than 50% of the Registrable Securities then outstanding.

          "PREFERRED STOCK" shall mean the Company's Series D Preferred Stock issued pursuant to the Purchase Agreement.

          "QUALIFIED INITIAL PUBLIC OFFERING" shall mean the Company's initial public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of the Company's Common Stock to the public with gross proceeds to the Company of not less than $100,000,000.

          "REGISTRABLE SECURITIES" means (i) the Conversion Stock and (ii) any Common Stock of the Company issued or issuable in respect of any of the foregoing upon any stock split, stock dividend, recapitalization, merger or similar event; PROVIDED, HOWEVER, that securities shall only be treated as Registrable Securities if and so long as (x) they have not been registered or sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction and (y) the registration rights with respect to such securities have not terminated pursuant to 5.9.

          The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "REGISTRATION EXPENSES" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Sections 5.1 and 5.2 hereof, including without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company). Registration Expenses shall also include the fees and disbursements for one special counsel to the selling stockholders, not to exceed $15,000 per registration.

          "RESTRICTED SECURITIES" shall mean the securities of the Company required to bear the legends set forth in Section 3 hereof.

          "RULE 144" and "RULE 145" shall mean Rules 144 and 145, respectively, promulgated under the Securities Act, or any similar federal rules thereunder, all as the same shall be in effect at the time.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

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          "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and, except as set forth above, all fees and disbursements of counsel for any Holder.

     2. RESTRICTIONS ON TRANSFERABILITY. The Preferred Stock, the Conversion Stock and any other securities issued in respect of such stock upon any stock split, stock dividend, recapitalization, merger or similar event, shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Holder or transferee will cause any proposed purchaser, assignee, transferee or pledgee of any such shares held by the Holder or transferee to agree to take and hold such securities subject to the restrictions and upon the conditions specified in this Agreement.

     3. RESTRICTIVE LEGEND. Each certificate representing the Preferred Stock, the Conversion Stock or any other securities issued in respect of such stock upon any stock split, stock dividend, recapitalization, merger or similar event, shall (unless otherwise permitted by the provisions of Section 4 below) be stamped or otherwise imprinted with legends in substantially the following form (in addition to any legends required by agreement or by applicable state securities laws):

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE COMPANY, SUCH TRANSFER MAY BE MADE PURSUANT TO RULE 144 OR REGISTRATION UNDER THE ACT IS OTHERWISE UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.

               THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD OF UP TO 180 DAYS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT OF THE COMPANY FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

               Each Holder consents to the Company making a notation on its records and giving stop transfer instructions to any transfer agent of its capital stock in order to implement the restrictions on transfer established in this Agreement.

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     4. NOTICE OF PROPOSED TRANSFERS. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4. Without in any way limiting the immediately preceding sentence, no sale, assignment, transfer or pledge of Restricted Securities shall be made by any holder thereof to any person unless such person shall first agree in writing to be bound by the restrictions of this Agreement. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and, if requested by the Company, the holder shall also provide, at such holder's expense, either (i) a written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company; provided, however, that the Company shall not request an opinion of counsel or "no action" letter with respect to
(i) a transfer not involving a change in beneficial ownership, (ii) a transaction involving the distribution without consideration of Restricted Securities by the holder to its constituent partners or members in proportion to their ownership interests in the holder, or (iii) a transaction involving the transfer without consideration of Restricted Securities by an individual holder during such holder's lifetime by way of gift or on death by will or intestacy. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and counsel for the Company such legend is not required in order to establish compliance with any provision of the Securities Act. Notwithstanding the foregoing, each holder of Restricted Securities agrees that it will not request that a transfer of the Restricted Securities be made or that the legend set forth in Section 3 be removed from the certificate representing the Restricted Securities, solely in reliance on Rule 144(k), if as a result thereof the Company would be rendered subject to the reporting requirements of the Exchange Act.

     5. REGISTRATION.

          5.1 COMPANY REGISTRATION.

               (a) NOTICE OF REGISTRATION. Beginning 180 days immediately following the effective date of, any registration statement pertaining to securities of the Company, and for the period ending twelve months thereafter, if the Company shall determine to register any of its equity securities, either for its own account or the account of a Holder or other holders, other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Rule 145 transaction, or (iii) a registration in which the only equity security being registered is Common Stock issuable upon conversion of convertible debt securities which are also being registered, the Company will, for the first two such registrations occuring in such twelve month period:

                    (i) promptly give to each Holder written notice thereof; and

                    (ii) include in such registration (and any related qualifications including compliance with Blue Sky laws), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within ten days after the date of such written notice from the Company, by any Holder.

               (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 5.1(a)(i). In such event, the right of any Holder to registration pursuant to Section 5.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein.

          All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 5.1, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration (i) in the case of the Company's initial public offering, to zero, and (ii) in the case of any other offering, to an amount no less than 30% of all shares to be included in such offering. The Company shall so advise all Holders requesting to be included in the registration and underwriting, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all the Holders requesting to be included in the registration and underwriting in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by them at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company.

               (c) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 5.1 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

          5.2 REGISTRATION ON FORM S-3.

               (a) REQUEST FOR REGISTRATION. Beginning when the Company first becomes a registrant entitled to use Form S-3 and for a period ending twenty four months thereafter, if the

Company shall receive from Initiating Holders a written request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $50,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use commercially reasonable efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as such Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than one registration pursuant to this Section 5.2 in any twelve month period. If such offer is to be an underwritten offer, the underwriters must be reasonably acceptable to both the Initiating Holders and the Company. The Company shall inform the other Holders of the proposed registration and offer them the opportunity to participate. In the event the registration is proposed to be part of a firm commitment underwritten public offering, the substantive provisions of Section 5.1(b) shall be applicable to each such registration initiated under this Section 5.2.

               (b) EXCEPTIONS. Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 5.2:

                    (i) Following the filing of, and for 180 days immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective;

                    (ii) Within twelve months after the Company has effected such a registration pursuant to this Section 5.2(a), and such registration has been declared or ordered effective; or

                    (iii) If the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company (i) giving notice of its bona fide intention to effect the filing of a registration statement with the Commission, or (ii) stating that, in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its commercially reasonable efforts to file a registration statement shall be deferred one or more times for a period not to exceed 180 days from the receipt of the request to file such registration by such Initiating Holder or Holders, provided that the Company may not exercise this deferral right more than once per twelve-month period.

          5.3 SUBSEQUENT REGISTRATION RIGHTS.

               (a) Without the consent of any holder of Registrable Securities hereunder, the Company may grant to any holder of securities of the Company registration rights inferior to those granted hereunder.

               (b) The Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights superior to or on a pari passu basis with the rights granted the Holders hereunder without the written consent of the holders of a majority of the Registrable Securities. Notwithstanding the foregoing, the Company may, without obtaining any further consent of the holders of Registrable Securities, amend this Agreement to the extent necessary to grant rights and obligations on a pari passu basis with the rights and obligations of the Holders to investors in any subsequent round of financing with respect to the securities purchased by such investors in such financing.

          5.4 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with Sections 5.1 and 5.2 shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and all other registration expenses shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered or proposed to be so registered.

          5.5 REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of such registration and as to the completion thereof. The Company will:

               (a) Prepare and file with the Commission a registration statement and such amendments and supplements as may be necessary and use commercially reasonable efforts to cause such registration statement to become and remain effective for at least 90 days or until the distribution described in the registration statement has been completed, whichever first occurs; and

               (b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

          5.6 INDEMNIFICATION.

               (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration has been effected pursuant to this Agreement, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or controlling person, and stated to be specifically for use therein; provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus on file with the Commission at the time the registration statement becomes effective or the amended prospectus is filed with the Commission pursuant to Rule 424(b) (the "FINAL PROSPECTUS"), such indemnity agreement shall not inure to the benefit of any Holder, if a copy of the Final Prospectus was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act, and if the Final Prospectus would have cured the defect giving rise to the loss, liability, claim or damage.

               (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, other holders of the Company's securities covered by such registration statement, each person who controls the Company within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Holder, and will reimburse the Company, such other Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, but in the case of the Company or the other Holders or their officers, directors or controlling persons, only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder. Notwithstanding the foregoing, the liability of each Holder under this subsection 5.6(b) shall be limited in an amount equal to the initial public offering price of the shares sold by such Holder, unless such liability arises out of or is based on willful misconduct or fraud by such Holder.

               (c) Each party entitled to indemnification under this Section 5.6 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or there are separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (whose consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

               (d) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          5.7 INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration referred to in this Agreement.

          5.8 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use commercially reasonable efforts to:

               (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

               (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

               (c) So long as a Holder owns any Restricted Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

          5.9 TERMINATION OF REGISTRATION RIGHTS. The rights granted pursuant to Sections 5.1 and 5.2 of this Agreement shall terminate as to any Holder upon the earlier of (i) the end of the applicable periods specified in Sections 5.1 and
5.2 and (ii) the date such Holder is able to immediately sell all shares of Registrable Securities held or entitled to be held upon conversion by such Holder under Rule 144 during any 90-day period.

     6. LOCK-UP AGREEMENT. Each Holder and transferee hereby agrees that, in connection with the first two registrations of the offering of any securities of the Company under the Securities Act for the account of the Company, if so requested by the Company or any representative of the underwriters (the "MANAGING UNDERWRITER"), such Holder or transferee shall not sell or otherwise transfer any securities of the Company during the period specified by the Company's Board of Directors at the request of the Managing Underwriter (the "MARKET STANDOFF PERIOD"), with such period not to exceed 180 days following the effective date of a registration statement of the Company filed under the Securities Act, provided that such Holder shall in any event be subject to the same Market Standoff Period as imposed on the officers, directors, and holders of more than 5% of the voting securities of the Company. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period. The Company shall use commercially reasonable efforts to place similar contractual lock-up restrictions on all capital stock issued now or hereafter to officers, directors, employees and consultants of the Company and holders of registration rights with respect to capital stock of the Company.

     7. TRANSFER OF RIGHTS. The rights granted under Section 5 of this Agreement may be assigned to any transferee or assignee, other than a competitor or potential competitor of the Company (as determined in good faith by the Company's Board of Directors) in connection with any transfer or assignment of Registrable Securities by the Holder, provided that: (i) such transfer is otherwise effected in accordance with applicable securities laws and the terms of this Agreement; (ii) such assignee or transferee acquires at least the lesser of (A) 500,000 shares (as adjusted for stock splits, stock dividends, stock combinations and the like) of Registrable Securities (including Preferred Stock convertible into Registrable Securities) or (B) thirty three percent (33%) of the shares of Registrable Securities (as adjusted for stock splits, stock dividends, stock combinations and the like) initially acquired by the transferring Holder (including Preferred Stock convertible into Registrable Securities), (iii) written notice is promptly given to the Company, and (iv) such transferee or assignee agrees to be bound by the provisions of this Agreement. Notwithstanding the foregoing, the rights granted to the Holders hereunder may be assigned without compliance with item (ii) above to any constituent partner or member of a Holder which is a partnership or limited liability company, or to an affiliate (as such term is defined in Rule 405 of the Securities Act) of a Holder which is a corporation, partnership or limited liability company.

     8. AMENDMENT. Except as otherwise provided herein, additional parties may be added to this Agreement, any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with
Section 5.4 or Section 8, as applicable, shall be binding upon each Purchaser, Holder of Registrable Securities at the time outstanding, each future holder of any of such securities, and the Company.

     9. GOVERNING LAW. This Agreement shall be governed in all respects by the internal laws of the State of California without regard to conflict of laws provisions.

     10. ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and Agreement among the parties regarding the matters set forth herein. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto.

     11. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by facsimile transmission, by hand or by messenger, addressed:

          (a) if to a Holder, at such Holder's address as set forth in EXHIBIT A, or at such other address as such Holder shall have furnished to the Company.

          (b) if to the Company, to:

              _________________
              _________________
              _________________
              Attn:____________
              Fax: ____________

              or at such other address as the Company shall have furnished to the Holders, with a copy to:

              Wilson Sonsini Goodrich & Rosati
              650 Page Mill Road
              Palo Alto, California  94304-1050
              Attn:  Martin Korman
              Fax:  (650) 493-6811

          Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, if sent by facsimile, the first business day after the date of confirmation that the facsimile has been successfully transmitted to the facsimile number for the party notified, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

          12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

"COMPANY"                                     "PURCHASERS"

[__________________________]                  [__________________________]



By: ___________________________________       By: ______________________________

Name: _________________________________       Name: ____________________________

Title: ________________________________       Title: ___________________________



                                              [__________________________]


                                              By: ______________________________

                                              Name: ____________________________

                                              Title: ___________________________






       [SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                    EXHIBIT A
                             SCHEDULE OF PURCHASERS
                       (to the Investor Rights Agreement)

                     Name and Address                         Shares
     -----------------------------------------------    -------------------